Exhibit 24.1

POWER OF ATTORNEY

DIRECTORS OF
CEC ENTERTAINMENT, INC

The undersigned directors of CEC Entertainment, Inc., a Kansas corporation (the "Company"), hereby constitute and appoint David McKillips, James A. Howell, Rodolfo Rodriguez, Jr., and Anthony Howard, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 29, 2019 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-1K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratify and confirm that all said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 11th day of March, 2020.

Andrew Jhawar	Naveen R. Shahani
Allen R. Weiss	Peter Brown

Exhibit 24.1

POWER OF ATTORNEY

DIRECTORS OF
CEC ENTERTAINMENT, INC

The undersigned directors of CEC Entertainment, Inc., a Kansas corporation (the "Company"), hereby constitute and appoint David McKillips, James A. Howell, Rodolfo Rodriguez, Jr., and Anthony Howard, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 29, 2019 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-1K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratify and confirm that all said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 11th day of March, 2020.

__________________________	__________________________
Andrew Jhawar	Naveen R. Shahani
__________________________	/s/ [signature]
Allen R. Weiss	Peter Brown

Exhibit 24.1

POWER OF ATTORNEY

DIRECTORS OF
CEC ENTERTAINMENT, INC

The undersigned directors of CEC Entertainment, Inc., a Kansas corporation (the "Company"), hereby constitute and appoint David McKillips, James A. Howell, Rodolfo Rodriguez, Jr., and Anthony Howard, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 29, 2019 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-1K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratify and confirm that all said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 11th day of March, 2020.

____________________	/s/ Naveen R. Shahani
Andrew Jhawar	Naveen R. Shahani
____________________	____________________
Allen R. Weiss	Peter Brown

Exhibit 24.1

POWER OF ATTORNEY

DIRECTORS OF
CEC ENTERTAINMENT, INC

The undersigned directors of CEC Entertainment, Inc., a Kansas corporation (the "Company"), hereby constitute and appoint David McKillips, James A. Howell, Rodolfo Rodriguez, Jr., and Anthony Howard, and each of them (with full power to each of them to act alone), the true and lawful attorneys-in-fact and agents for the undersigned, and on behalf of the undersigned and in the name, place and stead of the undersigned, in any and all capacities, to sign the Annual Report on Form 10-K for the fiscal year ended December 29, 2019 to be filed by the Company with the Securities and Exchange Commission under the provisions of the Securities Exchange Act of 1934, and any and all amendments, applications, or other documents to be filed with the Securities and Exchange Commission pertaining to such Annual Report on Form 10-1K, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done in the premises, as fully to all intents and purposes as the undersigned could do if personally present. The undersigned hereby ratify and confirm that all said attorneys-in-fact and agents may lawfully do or cause to be done by virtue hereof.

EXECUTED as of the 11th day of March, 2020.

____________________	____________________
Andrew Jhawar	Naveen R. Shahani
Allen R. Weiss	____________________
Allen R. Weiss	Peter Brown